FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 31, 2007
Date of Report: (Date of earliest event reported)

Bedminster National Corp.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

333-127329	90 Washington Valley Road, Bedminster, New Jersey 07921	20-2779605
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(908) 719-8940
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

           Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 8.01.                      Other Events.

On August 31, 2007, Bedminster National Corp. (“Bedminster”) set August 31, 2007 as the record date for its spin-off of Bedminster Financial Corp. and Bedminster Capital Corp. and the mailing of Information Statements to its shareholders of record as of 5:00 p.m. Eastern Time on August 31, 2007 (the “Record Date”). As a result of the spin-off, holders of its Class A and Class B Common stock, will receive one share of Bedminster Capital and Bedminster Financial Class A and Class B common stock for every share of Bedminster National Class A and Class B common stock held on the record date. A copy of the press release issued by Bedminster announcing the setting of the Record Date is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The Information Statements contain a description of the terms of the spin-off, including the procedures by which the  shares of Bedminster Capital and Bedminster Financial will be distributed. The Information Statements are attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

99.1	Bedminster National Corp. Press Release dated September 4, 2007.

99.2	Information Statement for Bedminster Financial Corp. and Bedminster National Corp. dated August 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Bedminster National Corp.

By: /s/ Paul Patrizio
PAUL PATRIZIO
President

Dated: September 4, 2007